UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08614

Brandes Investment Trust
(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 500
San Diego, CA 92130
(Address of principal executive offices) (Zip code)

Michael Glazer
Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071-3106
(Name and address of agent for service)

800-331-2979
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2010

Date of reporting period: September 30, 2010

Item 1. Reports to Stockholders.

Separately Managed Account Reserve Trust

ANNUAL REPORT

For the year ended
September 30, 2010

Separately Managed Account Reserve Trust

Dear Shareholder:

The Separately Managed Account Reserve Trust I shares (“SMART” or “the Fund”) gained 21.81% in the 12-month period ending September 30, 2010. The Barclays Capital U.S. Aggregate Index advanced 8.16% and the Barclays Capital U.S. Intermediate Credit Index increased 10.84% during the same 12-month period.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 12-month period ending September 30, 2010. I will also discuss how the Fund is positioned for the future.

The Markets

Our bottom-up investment approach focuses on analyzing individual bonds. We believe commentary on short-term events in financial markets detracts from the focus on fundamentals and is not consistent with our investment philosophy.

The Fund

The fixed income markets have been marked by a quarterly “less risk averse” or “more risk averse” trend over the last twelve months. The last quarter of 2009 and the first quarter of the year were “less risk averse,” with low volatility, tighter spreads, and positive relative returns for corporate bonds and mortgage-backed securities. The second quarter of 2010 was certainly “more risk averse” as macro events such as anxiety about Euro-Zone contagion, fears of a double-dip U.S. recession, and rising equity market volatility drove credit spreads wider across the board with investors seeking the safety of U.S. Treasury securities. The third quarter of 2010 continued the theme with a “less risk averse” bias. All spread sectors, with the exception of mortgage-backed securities issued by Fannie Mae and Freddie Mac (commonly referred to as “agency pass-throughs”), experienced tighter spreads during the quarter. Lower-quality corporate bonds outperformed higher-quality corporate bonds as investors searched for yield in a low Treasury rate environment. While we’ve seen a fair amount of spread volatility during the last nine months, credit spreads ended the third quarter roughly unchanged from the beginning of 2010.

Amid tightening spreads, gains for corporate bonds in the industrials and finance industries were the largest positive contributors to the Fund's performance over the 12-month period ending September 30, 2010. In the industrials industry, securities issued by Unisys, Tembec and Norske Skog were among the largest positive contributors to the Fund's performance. For the Fund’s positions in the finance industry, a corporate bond issued by International Lease and an agency bond issued by Sallie Mae both registered healthy appreciation during the year.

To a smaller extent, gains for holdings in the asset backed securities and collateralized mortgage obligations (“CMO”) sectors also contributed to positive performance. However, while most CMO holdings advanced, a few positions in this sector posted negative performance.

During the twelve-month period, the Fund bought corporate bonds issued by Anadarko Petroleum, BP, Dow Chemical, M&I Bank, Boston Scientific, CNA Financial, Transocean, and Goldman Sachs, as well as

Separately Managed Account Reserve Trust

a CMO issued by Fannie Mae. The Fund sold its positions in corporate bonds issued by Viacom, GMAC, Catalyst Paper, Royal Caribbean Cruises, Sanmina, Bombardier, American General, Verizon New York, Regions Financial, Celestica, Hovnanian, and Visteon, as well as select Treasurys.

The Fund’s yield premium to the benchmarks was a once again a positive factor in relative performance. As of September 30, 2010 the Fund’s most substantial weighting was in the corporate bonds sector, particularly the industrials industry.

Our Outlook

As we head into the last quarter of 2010 the market “technicals” appear solid. The market is expecting the Fed to begin a second round of large scale purchases of U.S. Treasury securities (referred to as quantitative easing II) in an effort to keep interest rates low and the economic recovery on a positive track. The corporate supply of new issues is being met with strong demand. Slow but positive economic growth can often be a “sweet spot” for credit markets as companies are generally less apt to increase leverage.

From a fundamental standpoint balance sheet leverage continues to decline and cash levels remain near decade highs. The low interest rate environment and receptive credit markets have allowed companies to refinance a large percentage of their near-term obligations. At the beginning of 2009 over $300 billion of loans were set to come due by 2013, but that figure has now been cut to around $120 billion. While spreads are roughly unchanged on a year-to-date basis, the broad based rally during the third quarter of 2010 has decreased the value opportunity set in our opinion. With spreads unchanged and balance sheet leverage continuing to decline, however, an argument can be made that spreads as measured per unit of leverage are more attractive than where they were at the beginning of the year.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Separately Managed Account Reserve Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign and emerging market securities which involve greater volatility and political, economic, and currency risks and differences in accounting methods. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Index Guide

The Barclays Capital U.S. Aggregate Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), Asset-

Separately Managed Account Reserve Trust

Backed Securities and Commercial Mortgage-Backed Securities sectors. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, or Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. The Index is a total return index which reflects the price changes and interest of each bond in the Index.

The Barclays Capital U.S. Intermediate Credit Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. Issues must have at least $250 million par amount outstanding and have a maturity from one up to (but not including) ten years. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, or Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. The Index is a total return index which reflects the price changes and interest of each bond in the Index.

One cannot invest directly in an index.

Separately Managed Account Reserve Trust

The following chart compares the value of a hypothetical $1,000,000 investment in the Separately Managed Account Reserve Trust from its inception (October 3, 2005) to September 30, 2010 with the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index.

Cumulative Performance of $1,000,000 Since Inception

	Total Return Periods Ended September 30, 2010
	Six Months	One Year	Average Annual Since Inception (10/3/05)
Separately Managed Account Reserve Trust	7.63%	21.81%	4.91%
Barclays Capital U.S. Aggregate Index	6.05%	8.16%	6.26%
Barclays Capital U.S. Intermediate Credit Index	6.58%	10.84%	6.42%

Sector Allocation as a Percentage of Total Investments
as of September 30, 2010

(1)	Glover, J., and Keogh, B. “Junk Bonds Selling at Briskest Pace Since 2007,” Bloomberg, March 22, 2010.

Separately Managed Account Reserve Trust

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,076.30	0.00%	$0.00

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,025.07	0.00%	$0.00
*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	No expenses have been charged to the SMART Fund over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS September 30, 2010

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 0.92%
Federal National Mortgage Association – 0.92%
Fannie Mae Interest Only Strip Pool #14119, 6.000%, 06/01/2036	$9,941,038	$1,455,459
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $1,958,688)		$1,455,459
OTHER MORTGAGE RELATED SECURITIES – 12.75%
Collateralized Mortgage Obligations – 0.07%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14, 5.973%, 10/25/2036	$118,782	$113,014
Near Prime Mortgage – 7.51%
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-10, 3.063%, 10/25/2035	3,700,000	3,138,891
Countrywide Home Loan Mortgage Pass Through Trust Series 2006-HYB1, 5.206%, 03/20/2036	1,682,130	1,020,814
First Horizon Alternative Mortgage Securities Series 2004-FA2, 6.000%, 01/25/2035	2,013,059	2,010,554
Indymac Index Mortgage Loan Trust Series 2007-AR7, 4.958%, 06/25/2037	4,413,652	2,402,823
Merrill Lynch Mortgage Investors Trust Series 2005-A9, 4.341%, 12/25/2035	1,252,022	1,031,871
Wells Fargo Alternative Loan Trust Series 2007-PA5, 6.000%, 11/25/2022	2,483,131	2,285,645
		11,890,598
Sub-Prime Mortgages – 5.17%
Argent Securities, Inc. Series 2004-W11, 1.456%, 11/25/2034	666,414	167,637
Countrywide Asset-Backed Certificates
Series 2004-10, 1.306%, 12/25/2034	3,367,568	491,679
Series 2004-13, 1.106%, 04/25/2035	1,810,000	1,269,112
First Franklin Mortgage Loan Asset Backed Certificates Series 2004-FF8, 1.206%, 10/25/2034	2,062,380	882,129
JP Morgan Mortgage Acquisition Corp. Series 2006-NC1, 0.426%, 04/25/2036	3,384,975	2,651,275

See notes to the financial statements.

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS September 30, 2010  – (continued)

	Principal Amount	Value
Park Place Securities, Inc. Series 2004-WWF1, 3.656%, 12/25/2034	$287,465	$1,793
Structured Asset Investment Loan Trust Series A3, 0.6363%, 07/25/2035	2,904,173	2,733,268
		8,196,893
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $25,393,797)		$20,200,505
US GOVERNMENTS – 3.36%
Sovereign – 3.36%
United States Treasury Notes 3.375%, 11/15/2019	$4,950,000	$5,332,467
TOTAL US GOVERNMENTS (Cost $5,302,652)		$5,332,467

	Shares	Value
COMMON STOCKS – 1.12%
Commercial Services & Supplies – 0.43%
Quebecor World(d)(a)	9,700,000	$—
Quad/Graphics, Inc.(a)	14,443	674,777
		674,777
Paper & Forest Products – 0.69%
Tembec, Inc.(a)	612,699	1,095,700
Semiconductors – 0.00%
MagnaChip Semiconductor(a)(d)	16,080	—
TOTAL COMMON STOCKS (Cost $7,801,806)		$1,770,477
PREFERRED STOCKS – 0.79%
Diversified Financial Services – 0.79%
Ally Financial, Inc. 7.000%(c)	1,363	$1,250,552
TOTAL PREFERRED STOCKS (Cost $0)		$1,250,552

See notes to the financial statements.

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS September 30, 2010  – (continued)

	Principal Amount	Value
ASSET BACKED SECURITIES – 3.61%
Equipment – 2.25%
Airplanes Pass Through Trust
Series A-8, 1.132%, 03/15/2019	$91,204	$90,520
Series A-9, 0.807%, 03/15/2019	2,965,000	1,808,650
DVI Receivables Corp. Series 03-1A3, 0.757%, 03/12/2011(d)	2,357,034	53,033
Lease Investment Flight Trust Series A-1, 0.647%, 07/15/2031(d)	3,285,000	1,609,650
		3,561,853
Student Loan – 1.36%
SLM Student Loan Trust 0.622%, 03/15/2024	2,980,000	2,157,550
TOTAL ASSET BACKED SECURITIES (Cost $9,402,996)		$5,719,403
CORPORATE BONDS – 75.62%
Advertising – 2.63%
Interpublic Group of Companies, Inc. 6.250%, 11/15/2014	$3,920,000	$4,165,000
Automobile Parts & Equipment – 1.47%
American Axle & Manufacturing, Inc. 5.250%, 02/11/2014	2,465,000	2,332,506
Banks & Thrifts – 13.72%
Ally Financial, Inc.
6.875%, 09/15/2011	3,957,000	4,080,656
7.500%, 12/31/2013	1,029,000	1,093,312
6.750%, 12/01/2014	2,096,000	2,183,770
8.000%, 12/31/2018	1,235,000	1,268,962
The Goldman Sachs Group, Inc. 7.500%, 02/15/2019	1,500,000	1,784,633
JP Morgan Chase & Co. 7.900%, 04/30/2099	3,420,000	3,664,975

See notes to the financial statements.

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS September 30, 2010  – (continued)

	Principal Amount	Value
KeyCorp 6.500%, 05/14/2013	$1,760,000	$1,928,856
M&I Marshall & Ilsley Bank 5.000%, 01/17/2017	2,380,000	2,267,969
National City Corp. 4.900%, 01/15/2015	3,150,000	3,473,959
		21,747,092
Building Materials – 5.98%
Masco Corp. 6.125%, 10/03/2016	4,040,000	4,107,145
Mohawk Industries, Inc. 6.875%, 01/15/2016	2,965,000	3,087,306
USG Corp. 6.300%, 11/15/2016	2,635,000	2,285,863
		9,480,314
Chemicals – 1.55%
Dow Chemical Co. 8.550%, 05/15/2019	1,945,000	2,455,932
Diversified Financial Services – 10.96%
Countrywide Financial Corp. 5.800%, 06/07/2012	3,440,000	3,654,291
Ford Motor Credit Co. LLC 7.250%, 10/25/2011	3,945,000	4,141,185
International Lease Finance Corp. 6.625%, 11/15/2013	5,230,000	5,243,075
SLM Corp. 5.000%, 10/01/2013	4,420,000	4,331,529
		17,370,080
Electric Utilities – 9.40%
Ameren Corp. 8.875%, 05/15/2014	2,910,000	3,371,049
FirstEnergy Corp. 7.375%, 11/15/2031	3,950,000	4,291,857

See notes to the financial statements.

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS September 30, 2010  – (continued)

	Principal Amount	Value
Nisource Finance Corp. 5.250%, 09/15/2017	$2,140,000	$2,340,385
Oncor Electric Delivery Co. LLC 7.000%, 09/01/2022	3,900,000	4,899,184
		14,902,475
Energy – 2.51%
Valero Energy Corp. 9.375%, 03/15/2019	3,110,000	3,971,647
Food, Beverage & Tobacco – 4.04%
Chiquita Brands International, Inc. 7.500%, 11/01/2014	1,290,000	1,296,450
Tyson Foods, Inc. 7.850%, 04/01/2016	4,615,000	5,105,344
		6,401,794
Healthcare Products – 1.11%
Boston Scientific Corp. 6.000%, 01/15/2020	1,655,000	1,765,122
Healthcare Services – 2.88%
Tenet Healthcare Corp. 7.375%, 02/01/2013	4,300,000	4,568,750
Homebuilders – 8.98%
Centex Corp. 6.500%, 05/01/2016	2,695,000	2,816,275
Lennar Corp. 5.600%, 05/31/2015	4,275,000	4,029,188
Pulte Group, Inc. 5.200%, 02/15/2015	3,205,000	3,100,837
Toll Brothers Finance Corp. 5.150%, 05/15/2015	4,235,000	4,279,739
		14,226,039

See notes to the financial statements.

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS September 30, 2010  – (continued)

	Principal Amount	Value
Insurance – 1.28%
CNA Financial Corp. 7.350%, 11/15/2019	$1,700,000	$1,911,364
Unum Group 7.625%, 03/01/2011	120,000	122,891
		2,034,255
Media – 0.77%
The McGraw Hill Cos, Inc. 5.900%, 11/15/2017	1,075,000	1,214,291
Oil & Gas – 4.86%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	2,800,000	3,057,401
BP Capital Markets PLC 5.250%, 11/07/2013	1,565,000	1,704,492
Transocean, Inc. 5.250%, 03/15/2013	2,800,000	2,944,802
		7,706,695
Paper & Forest Products – 0.76%
Abitibi-Consolidated Co. of Canada 6.000%, 06/20/2013(b)	3,950,000	503,625
Norske Skogindustrier ASA 7.000%, 06/26/2017	695,000	696,383
		1,200,008
Technology, Equipment & Services – 1.39%
Unisys Corp. 12.500%, 01/15/2016	1,980,000	2,207,700
Telecommunications – 1.33%
Nextel Communications, Inc. 5.950%, 03/15/2014	2,120,000	2,109,400
TOTAL CORPORATE BONDS (Cost $110,986,239)		$119,859,100

See notes to the financial statements.

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS September 30, 2010  – (continued)

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Expiration: November 2014, Exercise Price: $1.97(d)	80,400	$—
TOTAL WARRANTS (Cost $863,486)		$—

	Principal Amount	Value
SHORT-TERM INVESTMENTS – 1.08%
Repurchase Agreements – 1.08%
State Street Bank and Trust Repurchase Agreement, (Dated 9/30/2010), due 10/1/2010, 0.01%, [Collateralized by $1,595,000 United States Treasury Bill, 4/30/2017, 3.125% (Market Value $1,746,687] (proceeds $1,713,815)	$1,713,815	$1,713,815
TOTAL SHORT-TERM INVESTMENTS (Cost $1,713,815)		$1,713,815
Total Investments (Cost $163,423,479) – 99.25%		$157,301,778
Other Assets in Excess of Liabilities – 0.75%		1,190,272
TOTAL NET ASSETS – 100.00%		$158,492,050

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	In default.
(c)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act or pursuant to another exemption from registration). The market values of these securities total $1,250,552, which represents 0.79% of total net assets.
(d)	The prices for these securities were derived from estimates of fair market value using methods approved by the Fund's Board of Trustees. These securities represent $1,662,683 or 1.05% of the Fund's net assets.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

See notes to the financial statements.

Separately Managed Account Reserve Trust

STATEMENT OF ASSETS AND LIABILITIES September 30, 2010

ASSETS
Investments in securities, at cost	$163,423,479
Investments in securities, at value	$157,301,778
Receivables:
Interest	2,331,374
Total Assets	159,633,152
LIABILITIES
Payables:
Securities purchased	544,460
Fund shares redeemed	54,276
Dividends payable	542,366
Total Liabilities	1,141,102
NET ASSETS	$158,492,050
COMPONENTS OF NET ASSETS
Paid-in capital	$189,510,472
Undistributed net investment income	210,651
Accumulated net realized loss on investments and foreign currency	(25,108,349)
Net unrealized appreciation (depreciation) on:
Investments	(6,121,701)
Foreign currency	977
Total Net Assets	$158,492,050
Net asset value, offering price and redemption proceeds per share
Net Assets	$158,492,050
Shares outstanding (unlimited shares authorized without par value)	18,737,462
Offering and redemption price	$8.46

The accompanying notes to financial statements are an integral part of this statement.

Separately Managed Account Reserve Trust

STATEMENT OF OPERATIONS For the Year Ended September 30, 2010

INVESTMENT INCOME
Income
Dividend income	$102,048
Interest income	11,587,784
Total income	11,689,832
Expenses (Note 3)
Total expenses	—
Less reimbursement / waiver	—
Total expenses net of reimbursement / waiver	—
Net investment income	11,689,832
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(6,513,391)
Foreign currency transactions	(8,159)
Net realized loss	(6,521,550)
Net change in unrealized depreciation on:
Investments	25,591,533
Foreign currency transactions	521
Net unrealized appreciation	25,592,054
Net realized and unrealized gain on investments and foreign currency transactions	19,070,504
Net increase in net assets resulting from operations	$30,760,336

The accompanying notes to financial statements are an integral part of this statement.

Separately Managed Account Reserve Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$11,689,832	$13,841,607
Net realized gain (loss) on:
Investments	(6,513,391)	(7,206,082)
Foreign currency transactions	(8,159)	1,193
Net unrealized appreciation on:
Investments	25,591,533	17,277,645
Foreign currency transactions	521	1,725
Net increase in net assets resulting from operations	30,760,336	23,916,088
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(11,171,602)	(13,582,966)
Decrease in net assets from distributions	(11,171,602)	(13,582,966)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	25,070,473	51,660,637
Net asset value of shares issued on reinvestment of distributions	3,740,528	4,147,211
Cost of shares redeemed	(47,465,356)	(63,158,713)
Net decrease in net assets from capital share transactions	(18,654,355)	(7,350,865)
Total Increase in net assets	934,379	2,982,257
NET ASSETS
Beginning of the Year	157,557,671	154,575,414
End of the Year	$158,492,050	$157,557,671
Undistributed net investment income	$210,651	$24,607

The accompanying notes to financial statements are an integral part of this statement.

Brandes Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS
For a capital share outstanding for the period ended:

	For the Periods Ended September 30,
	2010	2009	2008		2007	2006(4)
Net asset value, beginning of period	$7.46	$6.97	$9.61		$9.87	$10.00
Income/(loss) from investment operations:
Net investment income	0.60 (6)	0.64	0.81		0.69	0.69
Net realized and unrealized gain/(loss) on investments	0.97	0.47	(2.63)		(0.27)	(0.13)
Net increase from payments by affiliates (Note 24)	—	—	0.01		—	—
Total from investment operations	1.57	1.11	(1.81)		0.42	0.56
Less dividends and distributions:
Dividends from net investment income	(0.57)	(0.62)	(0.81)		(0.68)	(0.69)
Dividends from net realized gain	—	—	(0.02)		—	—
Total dividends and distributions	(0.57)	(0.63)	(0.83)		(0.68)	(0.69)
Net asset value, end of period	$8.46	$7.46	$6.97		$9.61	$9.87
Total return	21.81%	18.25%	(20.15	)%(5)	4.22%	5.96	%(1)
Supplemental data and ratios:
Net assets, end of period (millions)	$158.49	$157.56	$154.58		$142.50	$15.90
Ratio of net expenses to average net assets(3)	0.00%	0.00%	0.00%		0.00%	0.00	%(2)
Ratio of net investment income to average net assets(3)	7.53%	10.15%	9.28%		7.27%	7.22	%(2)
Portfolio turnover rate	36.90%	40.53%	157.66%		230.69%	214.02	%(1)

(1)	Not annualized
(2)	Annualized.
(3)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(4)	The Fund commenced operations on October 3, 2005
(5)	The Fund's total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund's investment guidelines. This item had an impact of less than 0.005% on the Fund's total return. See Note 2. L In the Notes to Financial Statements.
(6)	Net investment income per share has been calculated based on average shares outstanding during the period.

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in diversified portfolios of debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Bonds and other fixed-income securities (other than short-term securities) are valued using the bid price provided by an independent pricing service.

Other securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value as provided by an independent pricing service on the day of valuation until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Other short-term investments are stated at cost, which when combined with accrued interest approximates market value.

The Fund has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

The Fund uses a third party fair valuation service to adjust the prices of foreign securities held by the Fund that are traded on foreign exchanges in order to reflect the price impacts of events occurring after the close of such foreign exchanges that may affect the values of such securities. None of the Fund’s securities were fair valued using this third party fair valuation service as of September 30, 2010.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in currency exchange rates from the fluctuations arising as a result of changes in the market prices of investments during the period.

The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

B.	Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

C.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

D.	Forward Foreign Currency Exchange Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. A forward contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if a counterparty is unable to meet the terms of its contracts or if the value of the currency changes unfavorably.
E.	Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or “delayed delivery” refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors.
F.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.
G.	Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.
H.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
I.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the

21

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

J.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2010, as a result of its reclassifications the Fund’s undistributed net investment income was decreased by $332,186 and accumulated net realized gain was increased by $332,186.
K.	Accounting for Uncertainty in Income Taxes. The Trust has reviewed the open tax years 2007 to 2010 and concluded that there is no impact on the Fund’s net assets or results of operations and no tax liability resulting from uncertain income tax positions taken or expected to be taken on a tax return as of September 30, 2010.
L.	Payment by Affiliate. Subsequent to the fiscal year ended September 30, 2008, the Fund’s investment advisor, Brandes Investment Partners, L.P., voluntarily reimbursed the Fund $145,127, relating to the Fund’s purchase of a security of an affiliate of the Distributor. This reimbursement has been classified on the Financial Highlights as “Net increase from payments by affiliates”.
M.	Fair Value Measurements. The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the values of the Fund’s investments. These inputs are summarized in the following three broad categories:
Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, or little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

22

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy noted above. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on the Fund’s financial statement disclosures.

The following is a summary of the inputs used, as of September 30, 2010, involving the Fund’s assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Equities*	$3,021,029	$—	$—	$3,021,029
Asset Backed Securities	—	4,056,720	1,662,683	5,719,403
Corporate Bonds	—	119,859,100	—	119,859,100
Government Securities	—	6,787,926	—	6,787,926
Mortgage Backed Securities	—	20,200,505	—	20,200,505
Repurchase Agreements	—	1,713,815	—	1,713,815
Total Investments	$3,021,029	$152,618,066	$1,662,683	$157,301,778
*	See the Schedule of Investments for the equity investments detailed by industry classification.

23

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

Below is a reconciliation that details the activity of securities in Level 3 during the period from the adoption of the pronouncement on October 1, 2009 to September 30, 2010:

Beginning Balance – October 1, 2009	$858,963
Net purchases/(sales)	907,841
Transfers in/(out) of level 3	—
Total realized and unrealized gains/(losses)	(306,759)
Accrued accretion/(amortization)	202,638
Ending Balance – September 30, 2010	$1,662,683

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option.
B.	Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For its services, the Administrator receives an annual fee at the rate of 0.03% of the Trust’s average daily net assets for the first $1 billion in net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.
C.	Distribution and Service Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. All of the Fund’s distribution fees are paid by the Advisor.

Certain officers and Trustees of the Trust are also officers of the Advisor.

24

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$31,586,363	$24,215,844	$24,507,038	$43,887,292

NOTE 5 – CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the years ended September 30, 2010 and September 30, 2009, was as follows:

	September 30, 2010		September 30, 2009
	Shares	Amount	Shares	Amount
Shares issued	3,149,075	$25,070,473	8,516,023	$51,660,637
Shares issued on reinvestment of distributions	466,127	3,740,528	664,031	4,147,211
Shares redeemed	(6,008,920)	(47,465,356)	(10,218,620)	(63,158,713)
Net decrease	(2,393,718)	(18,654,355)	(1,038,566)	$(7,350,865)

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2010, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$163,447,983
Gross tax unrealized appreciation	$23,114,481
Gross tax unrealized depreciation	(29,260,686)
Net tax unrealized depreciation on investments and foreign currency	(6,146,205)
Distributable ordinary income	218,810
Distributable long-term capital gains	—
Total distributable earnings	218,810
Other accumulated losses	(25,091,027)
Total accumulated earnings	$(31,018,422)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis unrealized depreciation on investments and foreign currency is due primarily to timing differences resulting from wash sale transactions.

As of September 30, 2010, the Fund had capital losses expiring on September 30, 2016, 2017 and 2018 in the amounts of $152,724, $12,360,303 and $6,084,748, respectively.

25

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

The tax composition of dividends for the period ended September 30, 2010 for the Fund was as follows:

Ordinary Income Total	Long Term Capital Gains Total	Return of Capital
$11,171,602	$—	$—

At September 30, 2010, the Fund had net realized losses on investments and foreign currencies of $6,494,229 which are deferred for tax purposes and were recognized on October 1, 2010.

NOTE 7 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

26

Separately Managed Account Reserve Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Brandes Investment Trust and
Shareholders of Separately Managed Account Reserve Trust

We have audited the accompanying statement of assets and liabilities of the Separately Managed Account Reserve Trust a series of Brandes Investment Trust (the “Trust”), including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period October 3, 2005 to September 30, 2006. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Separately Managed Account Reserve Trust as of September 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 24, 2010

27

Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION – (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the year ended September 30, 2010, 100% of the ordinary distributions paid by the SMART Fund, qualify as interest related dividends under Internal Revenue Code Section 87(k)(1)(c). For the year ended September 30, 2010, 0% of the ordinary distributions paid by the SMART Fund were designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

The percentage of dividend income distributed for the year ended September 30, 2010, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 0.89% for the SMART Fund. Of the dividends paid by the SMART Fund, 0.88% qualify for the corporate dividends received deduction.

28

Separately Managed Account Reserve Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Fund to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
DeWitt F. Bowman, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 80)	Trustee	Since February 1995	Retired.	4	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; RREEF America III REIT.
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 69)	Trustee	Since June 2004	Independent Consultant, IXIS Asset Management, North America, since 2004.	4	None
Karin B. Bonding, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 71)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. from 1996 to 2006.	4	Director of The Endowment Fund and the Salient Partners Absolute Return Fund.
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 53)	Trustee	Since April 2008	Director, Investment Management of Russell Investment Group from 2000 to 2005.	4	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 58)	Trustee	Since April 2008	Chief Financial Officer of National Retirement Partners from 2005 to 2007.	4	Hotchkis and Wiley Mutual Funds.

29

Separately Managed Account Reserve Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)  – (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 54)	Trustee and President	Since June 2000	Director, Mutual Fund Services of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	4	Brandes Investment Funds PLC.
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 49)	Trustee	Since July 2006	Executive Director of the Advisor.	4	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 39)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2005; Counsel of the Advisor from July 2000 to January 2005.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 53)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
George Stevens 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 59)	Chief Compliance Officer	Since January 2010	Vice President, Citi Fund Services, September 1996 to March 2008; Director, Beacon Hill Fund Services, Inc., March 2008 to present.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

30

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

Institutional International
Equity Fund

INSTITUTIONAL
GLOBAL EQUITY
FUND

INSTITUTIONAL CORE PLUS FIXED INCOME FUND

ANNUAL REPORT

For the year ended
September 30, 2010

Brandes Institutional International Equity Fund

Dear Shareholder:

The net asset value of Brandes Institutional International Equity Fund (“the Fund”) I shares declined 0.37% during the 12 months ending September 30, 2010. For the same period, the MSCI EAFE Index advanced 3.27%.

In this letter I’ll examine the industry-, country-, and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 12-month period ending September 30, 2010. Finally, I’ll discuss how the Fund is positioned for the future.

The Markets

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. The Fund’s weightings for countries and industries are not the product of “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. While we are keenly aware of these forces and their potential to affect Fund holdings, we believe that these factors affect different companies in very different ways. In all market environments, we search for and hold stocks of companies whose shares are trading at discounts to our estimates of their fair values. We believe this strategy should provide patient investors with favorable results.

The Fund

The Fund underperformed its benchmark for the twelve-month period ending September 30, 2010. This relative underperformance was primarily driven by our lack of exposure to the strong performing metals and mining industry and our overweight in the construction materials and insurance industries. On a country basis, the Fund’s overweight exposure to Italy-based companies also detracted from relative performance.

From an industry perspective, negative results for the Fund’s holdings in the commercial banks, insurance, and construction materials industries weighed on returns for the year. Mizuho Financial (Japan — commercial banks), Aegon (Netherlands — insurance), and Cemex (Mexico — construction equipment) were among the holdings contributing to negative performance for these industries. On the other hand, share prices for holdings in the food & staples retailing, automobiles, and diversified telecommunication services industries generally advanced, positively impacting performance. Some of the key contributors from these industries included Carrefour (France — food & staples retailing), Volkswagen (Germany — automobiles), and Portugal Telecom (Portugal — diversified telecommunication services).

From a country perspective, the Fund’s Italy-based holdings proved the greatest detriment to overall results during the period. Some of the largest detractors to performance included falling share prices for Telecom Italia (Italy — diversified telecommunication services) and Intesa Sanpaolo (Italy — commercial banks). Declines registered by holdings based in Japan and Netherlands also proved unfavorable to performance, including declines for MS&AD (Japan — insurance) and STMicroelectronics (Netherlands — semiconductors & semiconductor equipment). Conversely, share price appreciation for securities based in Germany, the United Kingdom, and Switzerland tended to have a positive impact on performance. Some of

1

Brandes Institutional International Equity Fund

the positions from these countries experiencing the strongest share price appreciation included Deutsche Telekom (Germany — diversified telecommunication services), AstraZeneca (United Kingdom — pharmaceuticals), and Swisscom (Switzerland — diversified telecommunication services).

As a result of our company-by-company analysis, we made adjustments to select existing positions within the Fund during the year. For example, we eliminated exposure to companies such as BASF (Germany — chemicals), Henkel (Germany — household products), and HSBC (United Kingdom — commercial banks) to pursue what we believe to be more attractive opportunities.

In addition, we took advantage of prices we consider attractive by adding to select existing holdings. We also established new positions in companies such as Total (France — oil, gas & consumable fuels), Volkswagen (Germany — automobiles), and Honda (Japan — automobiles) at prices that we considered to be compelling.

Our Outlook

Currently, the Fund contains a number of high-quality companies with strong balance sheets, stable earnings, and above average dividend yields. The fundamental strength of our positions in the pharmaceuticals and diversified telecommunication services industries gives us confidence that the Fund is well positioned going forward.

As of September 30, 2010, the Fund’s most substantial country weighting was in Japan. On an industry basis, the Fund’s largest exposure was in diversified telecommunication services.

We have always acknowledged that a consistent application of disciplined value investment principles does not always produce smooth and consistent short term results. Just like business cycles, returns can be, and often are, lumpy. Our over 35 years of experience tells us that while challenging and uncomfortable, this is not unusual. While the past couple of years have been frustrating, our investment team is intact and highly motivated, and we believe that our application of Graham and Dodd investment principles has the potential to generate competitive returns in the years to come.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

2

Brandes Institutional International Equity Fund

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Index Guide

MSCI EAFE: The MSCI EAFE Index is an unmanaged index consisting of equities from Europe, Australasia, and the Far East. The Index is often used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

Brandes Investment Partners, L.P.
11988 El Camino Real | Suite 500 | P.O. Box 919048 | San Diego, CA 92191-9048
858.755.0239 | 800.237.7119 | Fax 858.755.0916
www.brandes.com | info@brandes.com

3

Brandes Institutional International Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional International Equity Fund — Class I from its inception (January 2, 1997) to September 30, 2010 with the Morgan Stanley Capital International EAFE Index.

Value of $1,000,000 vs Morgan Stanley Capital
International EAFE (Europe, Australasia and Far East) Index

	Average Annual Total Return Periods Ended September 30, 2010
	One Year	Five Years	Since Inception
Brandes Institutional International Equity Fund — Class I	-0.37%	1.45%	9.48%
Brandes Institutional International Equity Fund — Class E	-0.44%	N/A	3.62%
Morgan Stanley Capital International EAFE Index*	3.27%	1.97%	4.20%

*  The since inception (January 2, 1997) return shown is from the inception date of the Brandes Institutional International Equity Fund — Class I. The return from the inception date (December 6, 2008) of the Brandes Institutional International Equity Fund — Class E is 7.74%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

4

Brandes Institutional International Equity Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses. Currently the expense level has not been exceeded.

Sector Allocation as a Percentage of Total Investments
as of September 30, 2010

5

Brandes Institutional Global Equity Fund

Dear Shareholder:

The net asset value of the Brandes Institutional Global Equity Fund I shares (“the Fund”) gained 4.28% during the twelve-months ending September 30, 2010. The MSCI World Index advanced 6.76% in the same period.

In this letter, I will discuss the industry-, country-, and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition during the past year. I will also share insight into how the Fund is currently positioned for the future.

The Markets

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. The Fund’s weightings for countries and industries are not the product of “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. While we are keenly aware of these forces and their potential to affect Fund holdings, we believe that these factors affect different companies in very different ways. In all market environments, we search for and hold stocks of companies whose shares are trading at discounts to our estimates of their fair values. We believe this strategy should provide patient investors with favorable results.

The Fund

Despite gains made during the year, the Fund underperformed its benchmark. This relative underperformance was primarily driven by the Fund’s stock selection in the insurance and health care equipment & supplies industries and its overweight position in the communications equipment industry. In addition, our lack of exposure to the metals and mining industry also detracted from relative performance as this industry experienced strong performance over the last year.

Looking at positive contributors, the Fund’s positions in the pharmaceuticals, diversified telecommunication services, and food & staples retailing industries tended to advance. Some of the positions from these industries experiencing the strongest share price appreciation included Merck (United States — pharmaceuticals), Verizon (United States — diversified telecommunication services), and Carrefour (France — food & staples retailing). Conversely, the Fund’s exposure to declining share prices within the insurance, communications equipment, and health care equipment & supplies industries negatively impacted performance. Some of the largest detractors from performance included falling share prices for Aegon (Netherlands —  insurance), Boston Scientific (United States —  health care equipment & supplies), and Nokia (Finland —  communications equipment).

From a country perspective, gains for positions based in the United States tended to have the greatest positive impact on performance. Du Pont (chemicals), The Home Depot (specialty retail), and Xerox (office electronics) were among standout performers based in the United States. Looking outside the United States, holdings based in Germany and the United Kingdom also proved favorable to performance, including share price appreciation for Deutsche Telekom (Germany —  diversified telecommunication services) and J. Sainsbury (United Kingdom —  food staples retailing). At the same time, the Fund’s holdings in Finland tended to weigh on performance for the period, including negative returns for Nokia (Finland — communication equipment).

6

Brandes Institutional Global Equity Fund

As a result of our company-by-company analysis, we made adjustments to select existing positions within the Fund during the year. We sold select holdings when their stock prices reached our estimates of intrinsic value or to pursue what we believe to be more attractive opportunities. Among the positions we sold were The Home Depot (United States —  specialty retail), Du Pont (United States —  chemicals), and Cisco (United States —  communications equipment).

We also established new positions in companies such as Chevron (United States —  oil, gas, & consumable fuels), Western Digital (United States —  computers & peripherals), and Total (France —  oil, gas, & consumable fuels) at prices that we consider compelling. In addition, we took advantage of prices we consider attractive by adding to select existing holdings.

Our Outlook

Currently, the Fund contains a number of high-quality companies with strong balance sheets, stable earnings, and above average dividend yields. The fundamental strength of our positions in the pharmaceuticals, telecommunications and technology industries gives us confidence that we are well positioned going forward.

As of September 30, 2010, the Fund’s largest exposure was in the diversified telecommunication services industry. On a country basis, the Fund’s most substantial country weighting was in the United States.

We have always acknowledged that a consistent application of disciplined value investment principles does not always produce smooth and consistent short term results. Just like business cycles, returns can be, and often are, lumpy. Our over 35 years of experience tells us that while challenging and uncomfortable, this is not unusual. While the past couple of years have been frustrating, our investment team is intact and highly motivated, and we believe that our application of Graham and Dodd investment principles has the potential to generate competitive returns in the years to come.

Sincerely yours

Debra McGinty-Poteet
President
Brandes Investment Trust

7

Brandes Institutional Global Equity Fund

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Index Guide

MSCI World Index — MSCI WRLD:  The MSCI World Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure equity market performance of the developed markets throughout the world, including the United States. This Index includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for investment.

Brandes Investment Partners, L.P.
11988 El Camino Real | Suite 500 | P.O. Box 919048 | San Diego, CA 92191-9048
858.755.0239 | 800.237.7119 | Fax 858.755.0916
www.brandes.com | info@brandes.com

8

Brandes Institutional Global Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Global Equity Fund — Class I from its inception (October 6, 2008) to September 30, 2010 with the Morgan Stanley Capital International World Index.

Value of $1,000,000 vs Morgan Stanley Capital
International World Index

	Total Return Periods Ended September 30, 2010
	Six Months	One Year	Since Inception Cumulative (10/6/08)
Brandes Institutional Global Equity Fund — Class I	-1.63%	4.28%	11.29%
Brandes Institutional Global Equity Fund — Class E	-1.76%	4.08%	11.13%
Morgan Stanley Capital International World Index	-0.64%	6.76%	14.93%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

9

Brandes Institutional Global Equity Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses.

Sector Allocation as a Percentage of Total Investments
as of September 30, 2010

10

Brandes Institutional Core Plus Fixed Income Fund

Dear Shareholder:

The Brandes Institutional Core Plus Fixed Income Fund I shares (“the Fund”) gained 13.73% from September 30, 2009 through September 30, 2010. The Barclays Capital U.S. Aggregate Index returned 8.16% for the same 12-month period.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 12-month period ending September 30, 20010. I will also discuss how the Fund is positioned for the future.

The Markets

Our bottom-up investment approach focuses on analyzing individual bonds. We believe commentary on short-term events in financial markets detracts from the focus on fundamentals and is not consistent with our investment philosophy.

The Fund

The fixed income markets have been marked by a quarterly “risk on” or “risk off” trend through the first three quarters of the year. The last quarter of 2009 and the first quarter of this year were “risk on,” with low volatility, tighter spreads, and positive relative returns for corporate bonds and mortgage-backed securities. The second quarter of 2010 was certainly “risk off” as macro events such as anxiety about Euro-Zone contagion, fears of a double-dip U.S. recession, and rising equity market volatility drove credit spreads wider across the board with investors seeking the safety of U.S. Treasury securities. The third quarter of 2010 continued the theme with a “risk on” bias. All spread sectors, with the exception of mortgage-backed securities issued by Fannie Mae and Freddie Mac (commonly referred to as “agency pass-throughs”), experienced tighter spreads during the quarter. Lower-quality corporate bonds outperformed higher-quality corporate bonds as investors searched for yield in a low Treasury rate environment. While we’ve seen a fair amount of spread volatility during the last nine months, credit spreads ended the third quarter roughly unchanged from the beginning of 2010.

Amid tightening spreads, gains for corporate bonds in the industrials and finance industries were the largest positive contributors to the Fund's performance over the 12-month period ending September 30, 2010. In the industrials industry, securities issued by Unisys, Anadarko Petroleum, and Norske Skog were among the largest positive contributors to the Fund's performance. For the Fund’s positions in the finance industry, corporate bonds issued by Marshall & Ilsley, Sallie Mae, and Fifth Third Bancorp all registered healthy appreciation during the year.

To a smaller extent, gains for holdings in the collateralized mortgage obligations (“CMO”) and asset backed securities sectors also contributed to positive performance. However, while most CMO holdings advanced, a few positions in this sector posted negative performance.

During the twelve-month period, the Fund bought corporate bonds issued by Anadarko Petroleum, BP, Dow Chemical, GMAC, Marshall & Ilsley Bank, Boston Scientific, CNA Financial, Transocean, and Goldman Sachs, as well as several CMOs. The Fund sold its positions in corporate bonds such as those ssued by Xerox, Catalyst Paper, Regions Financial, Merck, Celestica, Comcast, Hovnanian, and Visteon, as well as select Treasurys.

11

Brandes Institutional Core Plus Fixed Income Fund

The Fund’s yield premium to the benchmarks was a once again a positive factor in relative performance. As of September 30, 2010 the Fund’s most substantial weighting was in the corporate bonds sector, particularly the industrials industry.

Our Outlook

As we head into the last quarter of 2010 the market “technicals” appear solid. The market is expecting the Fed to begin a second round of large scale purchases of U.S. Treasury securities (referred to as “quantitative easing II”) in an effort to keep interest rates low and the economic recovery on a positive track. The corporate supply of new issues is being met with strong demand. Slow but positive economic growth can often be a “sweet spot” for credit markets as companies are generally less apt to increase leverage.

From a fundamental standpoint balance sheet leverage continues to decline and cash levels remain near decade highs. The low interest rate environment and receptive credit markets have allowed companies to refinance a large percentage of their near-term obligations. At the beginning of 2009 over $300 billion of loans were set to come due by 2013, but that figure has now been cut to around $120 billion. As mentioned earlier spreads are roughly unchanged on a year-to-date basis, but the broad based rally during the third quarter has decreased the value opportunity set in our opinion. With spreads unchanged and balance sheet leverage continuing to decline, however, an argument can be made that spreads as measured per unit of leverage are more attractive than where they were at the beginning of the year.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

12

Brandes Institutional Core Plus Fixed Income Fund

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign and emerging market securities which involve greater volatility and political, economic, and currency risks and differences in accounting methods. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Index Guide

The Barclays Capital U.S. Aggregate Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), Asset-

13

Brandes Institutional Core Plus Fixed Income Fund

Backed Securities and Commercial Mortgage-Backed Securities sectors. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, or Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. The Index is a total return index which reflects the price changes and interest of each bond in the Index. Please note that all indices are unmanaged and are not available for investment.

Brandes Investment Partners, L.P.
11988 El Camino Real | Suite 500 | P.O. Box 919048 | San Diego, CA 92191-9048
858.755.0239 | 800.237.7119 | Fax 858.755.0916
www.brandes.com | info@brandes.com

14

Brandes Institutional Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Core Plus Fixed Income Fund — Class I from its inception (December 28, 2007) to September 30, 2010 with the Barclays Capital U.S. Aggregate Index.

Value of $1,000,000 vs Barclays Capital U.S. Aggregate Index

	Total Return Periods Ended September 30, 2010
	Six Months	One Year	Since Inception Cumulative (12/28/2007)
Brandes Institutional Core Plus Fixed Income Fund — Class I	6.75%	13.73%	12.88%
Brandes Institutional Core Plus Fixed Income Fund — Class E	6.64%	13.47%	10.42%
Barclays Capital U.S. Aggregate Index*	6.05%	8.16%	20.72%

*  The since inception (December 28, 2007) return shown is from the inception date of the Brandes Institutional Core Plus Fixed Income Fund — Class I. The return from the inception date (May 28, 2008) of the Brandes Institutional Core Plus Fixed Income Fund — Class E is 18.85%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

15

Brandes Institutional Core Plus Fixed Income Fund

Sector Allocation as a Percentage of Total Investments
as of September 30, 2010

16

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Institutional International Equity Fund	$1,000.00	$992.70	1.13%	$5.64
Institutional Global Equity Fund	$1,000.00	$983.70	1.00%	$4.97
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,067.50	0.50%	$2.59

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Institutional International Equity Fund	$1,000.00	$992.00	1.19%	$5.94
Institutional Global Equity Fund	$1,000.00	$982.40	1.20%	$5.96
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,066.40	0.70%	$3.63

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Institutional International Equity Fund	$1,000.00	$1,019.35	1.13%	$5.72
Institutional Global Equity Fund	$1,000.00	$1,020.05	1.00%	$5.06
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,022.56	0.50%	$2.54

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Institutional International Equity Fund	$1,000.00	$1,018.80	1.19%	$5.94
Institutional Global Equity Fund	$1,000.00	$1,019.05	1.20%	$6.07
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,021.56	0.70%	$3.55
*	Expenses are equal to the Fund expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS  — September 30, 2010

	Shares	Value
COMMON STOCKS – 99.95%
Brazil – 2.46%
Banco do Brasil S.A.	350,554	$6,607,073
Brasil Telecom S.A. – ADR(a)	13,408	115,577
Centrais Electricas Brasileiras S.A. – ADR	746,230	9,589,055
Tele Norte Leste Participacoes S.A. – ADR	92,800	1,306,624
TIM Participacoes S.A. – ADR	17,884	589,993
Vivo Participacoes S.A. – ADR	31,912	867,049
		19,075,371
Finland – 1.62%
Nokia OYJ	1,242,382	12,480,948
France – 13.22%
Alcatel-Lucent S.A.(a)	2,431,200	8,215,888
Carrefour S.A.	415,776	22,412,274
Credit Agricole S.A.	343,332	5,378,281
France Telecom S.A.	992,404	21,464,115
Natixis(a)	1,274,548	7,303,976
Renault S.A.(a)	95,700	4,932,441
Sanofi-Aventis S.A.	247,035	16,444,107
Total S.A.	309,104	15,971,690
		102,122,772
Germany – 7.24%
Daimler AG(a)	119,300	7,550,058
Deutsche Bank AG	128,205	7,018,585
Deutsche Post AG	491,300	8,908,626
Deutsche Telekom AG	1,355,300	18,543,779
Volkswagen AG	115,090	13,883,603
		55,904,651
Italy – 7.45%
ENI SpA	886,415	19,153,116
Intesa Sanpaolo SpA	1,766,850	5,755,527

See Notes to Financial Statements

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS  — September 30, 2010  – (continued)

	Shares	Value
Intesa Sanpaolo Savings Shares SpA	971,300	$2,505,106
Italcementi SpA Savings Shares	422,400	2,084,531
Telecom Italia SpA Savings Shares	8,822,450	9,955,607
Telecom Italia SpA	7,486,774	10,487,985
Unicredit SpA	1,379,157	3,531,901
Unipol Gruppo Finanziario SpA	8,247,200	4,051,937
		57,525,710
Japan – 30.17%
Akita Bank Ltd.	262,000	875,898
Astellas Pharma, Inc.	294,900	10,671,120
Canon, Inc.	291,100	13,596,129
Chuo Mitsui Trust Holdings, Inc.	834,000	2,772,577
Dai Nippon Printng Co. Ltd.	625,700	7,646,572
Daiichi Sankyo Co. Ltd.	521,502	10,629,831
Fuji Film Holdings Corp.	373,600	12,405,865
Honda Motor Co.	372,100	13,240,853
Japan Tobacco, Inc.	3,175	10,579,295
Mitsubishi UFJ Financial Group, Inc.	1,981,800	9,201,296
Mizuho Financial Group, Inc.	6,062,390	8,793,897
MS&AD Insurance Group Holdings, Inc.	354,499	8,157,425
NEC Corp.	2,044,000	5,435,128
Nippon Telegraph & Telephone Corp.	451,800	19,789,861
Nissan Motor Co., Ltd.	324,100	2,838,280
NKSJ Holdings, Inc.(a)	1,036,000	6,491,335
Ono Pharmaceutical Co. Ltd.	201,200	8,776,835
Rohm Co. Ltd.	183,600	11,370,536
San-In Godo Bank, Ltd.	93,000	666,506
Seven & I Holdings Co. Ltd.	405,100	9,500,066
Sony Corp.	288,400	8,903,383
Sumitomo Mitsui Financial Group, Inc.	287,398	8,375,320
Taisho Pharmaceutical Co. Ltd.	306,000	6,201,704
Takeda Pharmaceutical Co. Ltd.	191,300	8,794,597
TDK Corp.	87,800	4,906,251
The 77 Bank, Ltd.	197,300	999,651

See Notes to Financial Statements

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS  — September 30, 2010  – (continued)

	Shares	Value
Tokio Marine Holdings, Inc.	371,500	$10,020,313
Toyota Motor Corp.	319,300	11,443,929
		233,084,453
Mexico – 2.30%
Cemex S.A. de C.V. – ADR(a)	1,166,980	9,919,330
Telefonos de Mexico S.A. – Class L – ADR	525,046	7,838,937
		17,758,267
Netherlands – 7.28%
Aegon N.V.(a)	1,465,762	8,799,086
Akzo Nobel N.V.	146,100	9,008,938
Koninklijke Ahold N.V.	886,752	11,968,335
SNS Reaal(a)	141,435	579,308
STMicroelectronics N.V.	1,248,900	9,556,746
Unilever N.V.	341,104	10,214,699
Wolters Kluwer N.V.	291,526	6,126,560
		56,253,672
New Zealand – 0.26%
Telecom Corp. of New Zealand Ltd.	1,348,609	2,007,314
Portugal – 1.86%
Portugal Telecom SGPS, S.A.	1,080,717	14,376,303
Singapore – 0.52%
Flextronics International Ltd.(a)	665,300	4,018,412
South Korea – 1.57%
Korea Electric Power Corp. – ADR(a)	562,100	7,267,953
SK Telecom Co., Ltd. – ADR	279,200	4,877,624
		12,145,577
Spain – 1.97%
Repsol YPF S.A.	83,900	2,162,883
Telefonica S.A.	527,201	13,085,738
		15,248,621

See Notes to Financial Statements

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS  — September 30, 2010  – (continued)

	Shares	Value
Sweden – 1.38%
Ericsson (L.M.) Telephone	971,000	$10,648,900
Switzerland – 6.22%
Swiss Reinsurance	337,320	14,796,828
Swisscom AG	30,100	12,153,440
Tyco Electronics Ltd.	496,472	14,506,912
UBS AG(a)	386,237	6,575,969
		48,033,149
United Kingdom – 14.43%
AstraZeneca Plc	291,355	14,789,271
Barclays Plc	1,471,121	6,914,673
BP Plc	1,171,430	8,014,980
Glaxosmithkline Plc	766,320	15,115,529
ITV Plc(a)	6,599,100	6,193,553
J. Sainsbury Plc	2,099,500	12,899,854
Kingfisher Plc	2,716,900	10,011,660
Marks & Spencer Group Plc	1,764,419	10,777,452
Vodafone Group Plc	4,804,300	11,853,885
Wm. Morrison Supermarkets Plc	2,622,511	12,196,711
Wolseley(a)	108,929	2,738,715
		111,506,283
TOTAL COMMON STOCKS (Cost $860,728,620)		$772,190,403
PREFERRED STOCKS – 1.18%
Brazil – 1.18%
Brasil Telecom S.A. – ADR(a)	23,640	$469,254
Petroleo Brasileiro S.A. – ADR	263,780	8,657,259
		9,126,513
TOTAL PREFERRED STOCKS (Cost $10,247,064)		$9,126,513

See Notes to Financial Statements

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS  — September 30, 2010  – (continued)

	Principal Amount	Value
SHORT TERM INVESTMENTS - 0.58%
Repurchase Agreements - 0.58%
State Street Bank and Trust Repurchase Agreement, (Dated 9/30/2010), due 10/1/2010, 0.01%, [Collateralized by $4,170,000 United States Treasury Bill, 4/30/2017, 3.125% (Market Value $4,566,573] (proceeds $4,481,769)	$4,481,768	$4,481,768
TOTAL SHORT TERM INVESTMENTS (Cost $4,481,768)		$4,481,768
Total Investments (Cost $875,457,452) - 101.71%		$785,798,684
Liabilities in Excess of Other Assets - (1.71)%		(13,196,445)
TOTAL NET ASSETS - 100.00%		$772,602,239

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

Foreign Issued Security

(a)	Non-income producing security.

See Notes to Financial Statements

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY  — September 30, 2010

Air Freight & Logistics	1.16%
Automobiles	6.99%
Capital Markets	1.77%
Chemicals	1.17%
Commercial Banks	9.02%
Commercial Services & Supplies	0.99%
Communications Equipment	4.06%
Computers & Peripherals	0.70%
Construction Materials	1.55%
Diversified Financial Services	0.07%
Diversified Telecommunication Services	16.97%
Electric Utilities	2.18%
Electronic Equipment, Instruments & Components	4.64%
Food & Staples Retailing	8.93%
Food Products	1.32%
Household Durables	1.15%
Insurance	6.77%
Media	1.59%
Multiline Retail	1.39%
Office Electronics	1.76%
Oil, Gas & Consumable Fuels	5.86%
Pharmaceuticals	11.83%
Semiconductors & Semiconductor Equipment	2.71%
Specialty Retail	1.30%
Tobacco	1.37%
Trading Companies & Distributors	0.35%
Wireless Telecommunication Services	2.35%
COMMON STOCKS	99.95%
PREFERRED STOCKS	1.18%
SHORT TERM INVESTMENTS	0.58%
TOTAL INVESTMENTS	101.71%
Liabilities in Excess of Other Assets	-1.71%
TOTAL NET ASSETS	100.00%

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

See Notes to Financial Statements

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2010

	Shares	Value
COMMON STOCKS – 97.14%
Automobiles – 2.12%
Honda Motor Co.	8,700	$309,582
Toyota Motor Corp.	15,700	562,699
		872,281
Building Products – 0.39%
Masco Corp.	14,500	159,645
Chemicals – 2.86%
Akzo Nobel N.V.	5,200	320,647
Dow Chemical Co.	31,033	852,166
		1,172,813
Commercial Banks – 8.32%
BB&T Corp.	11,800	284,144
Fifth Third Bancorp	19,700	236,991
Intesa Sanpaolo SpA	50,000	162,875
Intesa Sanpaolo Savings Shares SpA	118,900	306,658
KeyCorp	23,500	187,060
Mitsubishi UFJ Financial Group, Inc.	67,000	311,074
Mizuho Financial Group, Inc.	184,210	267,209
PNC Financial Services Group, Inc.	5,920	307,307
Regions Financial Corp.	25,030	181,968
Sumitomo Mitsui Financial Group, Inc.	12,076	351,918
SunTrust Banks, Inc.	9,100	235,053
Wells Fargo & Co.	23,369	587,263
		3,419,520
Communications Equipment – 4.50%
Alcatel – Lucent S.A.(a)	118,100	399,102
Ericsson (L.M.) Telephone	42,000	460,612
Motorola, Inc.(a)	59,800	510,094
Nokia OYJ	47,506	477,244
		1,847,052

See Notes to Financial Statements.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2010  – (continued)

	Shares	Value
Computers & Peripherals – 2.46%
Dell, Inc.(a)	42,260	$547,690
Western Digital Corp.(a)	16,250	461,337
		1,009,027
Consumer Finance – 0.91%
American Express Co.	8,900	374,067
Diversified Financial Services – 2.80%
Bank Of America Corporation	43,432	569,393
Citigroup, Inc.(a)	149,363	582,516
		1,151,909
Diversified Telecommunication Services – 15.64%
AT&T, Inc.	25,300	723,580
Deutsche Telekom AG	68,000	930,404
France Telecom S.A.	46,963	1,015,735
Nippon Telegraph & Telephone Corp.	20,800	911,087
Portugal Telecom SGPS, S.A.	26,600	353,848
Telecom Italia SpA Savings Shares	823,900	929,722
Telefonica S.A.	19,100	474,084
Telefonos de Mexico S.A. – Class L – ADR	23,922	357,156
Verizon Communications, Inc.	22,400	730,016
		6,425,632
Electric Utilities – 0.45%
Centrais Electricas Brasileiras S.A. – ADR	14,500	186,325
Electronic Equipment, Instruments & Components – 2.36%
Fuji Film Holdings Corp.	14,000	464,888
Tyco Electronics Ltd.	17,200	502,584
		967,472
Food & Staples Retailing – 9.85%
Carrefour S.A.	16,500	889,427
J. Sainsbury Plc(a)	88,400	543,152
Koninklijke Ahold N.V.	39,100	527,726

See Notes to Financial Statements.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2010  – (continued)

	Shares	Value
Kroger Co.	28,100	$608,646
Safeway, Inc.	28,450	602,002
Seven & I Holdings Co. Ltd.	20,200	473,714
Supervalu, Inc.	13,300	153,349
Wm. Morrison Supermarkets Plc	53,300	247,886
		4,045,902
Food Products – 2.07%
Sara Lee Corp.	20,000	268,600
Unilever N.V.	19,400	580,952
		849,552
Health Care Equipment & Supplies – 1.10%
Boston Scientific Corp.(a)	73,600	451,168
Household Durables – 1.10%
Sony Corp.	14,600	450,726
Industrial Conglomerates – 1.35%
General Electric Co.	34,210	555,913
Insurance – 5.92%
Aegon N.V.(a)	60,400	362,586
Marsh & McLennan Companies, Inc.	15,500	373,860
MS&AD Insurance Group Holdings, Inc.	14,900	342,866
NKSJ Holdings, Inc.(a)	59,000	369,680
Swiss Reinsurance	13,900	609,735
Tokio Marine Holdings, Inc.	13,800	372,222
		2,430,949
Multiline Retail – 1.06%
Marks & Spencer Group Plc	71,500	436,737
Office Electronics – 2.81%
Canon, Inc.	13,800	644,543
Xerox Corp.	49,400	511,290
		1,155,833

See Notes to Financial Statements.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2010  – (continued)

	Shares	Value
Oil, Gas & Consumable Fuels – 9.05%
BP Plc	29,500	$201,840
Chesapeake Energy Corp.	27,590	624,914
Chevron Corp.	8,148	660,395
ENI SpA	37,400	808,116
Total S.A.	14,778	763,593
Valero Energy Corp.	37,709	660,285
		3,719,143
Pharmaceuticals – 11.86%
Astellas Pharma, Inc.	11,800	426,990
AstraZeneca Plc	10,000	507,603
Daiichi Sankyo Co. Ltd.	18,500	377,088
Eli Lilly & Co.	17,000	621,010
Glaxosmithkline Plc	20,400	402,386
Merck & Co., Inc.	15,999	588,923
Pfizer, Inc.	52,954	909,220
Sanofi – Aventis S.A.	10,600	705,599
Takeda Pharmaceutical Co. Ltd.	7,200	331,004
		4,869,823
Semiconductors & Semiconductor Equipment – 4.73%
Intel Corp.	36,500	701,895
STMicroelectronics N.V.	41,000	313,737
Texas Instruments, Inc.	34,100	925,474
		1,941,106
Software – 1.93%
Microsoft Corp.	32,300	791,027
Specialty Retail – 1.50%
Lowes Cos, Inc.	27,700	617,433
TOTAL COMMON STOCKS (Cost $38,124,624)		$39,901,055

See Notes to Financial Statements.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2010  – (continued)

	Principal Amount	Value
SHORT TERM INVESTMENTS – 2.69%
Repurchase Agreements – 2.69%
State Street Bank and Trust Repurchase Agreement, (Dated 9/30/2010), due 10/1/2010, 0.01%, [Collateralized by $1,030,000 United States Treasury Bill, 4/30/2017, 3.125% (Market Value $1,127,955] (proceeds $1,106,183)	$1,106,183	$1,106,183
TOTAL SHORT TERM INVESTMENTS (Cost $1,106,183)		$1,106,183
Total Investments (Cost $39,230,807) – 99.83%		$41,007,238
Other Assets in Excess of Liabilities – 0.17%		70,713
TOTAL NET ASSETS – 100.00%		$41,077,951

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

See Notes to Financial Statements.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2010

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 10.40%
Federal National Mortgage Association – 7.93%
Pool #14333, 5.000%, 10/01/2019(e)	$850,000	$901,332
Pool #889452, 5.500%, 05/01/2038	1,070,001	1,138,384
Fannie Mae Interest Only Strip
6.000%, 06/01/2036	989,818	144,918
		2,184,634
Freddie Mac Mortgage – 2.47%
Pool #3247,1 6.500%, 08/01/2038(e)	625,000	680,469
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $2,912,898)		$2,865,103
OTHER MORTGAGE RELATED SECURITIES – 16.74%
Collateralized Mortgage Obligations – 2.47%
Wells Fargo Mortgage Backed Securities Trust
Series 2004 – DD, 2.871%, 01/25/2035	775,000	668,697
Series 2006 – AR14, 5.973%, 10/25/2036	13,363	12,714
		681,411
Near Prime Mortgage – 10.55%
Banc of America Funding Corp.
Series 2006 – H, 5.901%, 09/20/2046	96,482	71,182
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005 – 10, 3.063%, 10/25/2035	855,000	725,338
Bear Stearns Alt – A Trust
Series 2004 – 11, 0.936%, 11/25/2034	502,933	389,299
Series 2005 – 7, 0.526%, 08/25/2035	539,039	383,823
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006 – HYB1, 5.206%, 03/20/2036	68,607	41,634
First Horizon Alternative Mortgage Securities Series 2004 – FA2, 6.000%, 01/25/2035	34,708	34,665
Indymac Index Mortgage Loan Trust Series 2007 – AR7, 4.958%, 06/25/2037	739,622	402,655
Merrill Lynch Mortgage Investors Trust Series 2005 – A9, 4.341%, 12/25/2035	275,271	226,868

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2010  – (continued)

	Principal Amount	Value
Opteum Mortgage Acceptance Corp. Series 2005 – 3, 0.546%, 07/25/2035	$433,558	$324,400
WaMu Mortgage Pass Through Certificates Series 2007 – HY2, 6.519%, 11/25/2036	87,656	67,503
Wells Fargo Alternative Loan Trust Series 2007 – PA5, 6.000%, 11/25/2022	182,546	168,028
Series 2007 – PA5, 6.250%, 11/25/2037	79,759	68,858
		2,904,253
Sub-Prime Mortgages – 3.72%
Accredited Mortgage Loan Trust Series 2006 – 2, 0.406%, 09/25/2036	600,000	405,712
Countrywide Asset – Backed Certificates Series 2004 – 10, 1.306%, 12/25/2034	115,013	16,793
Home Equity Loan Trust Series 2007 – FRE1, 0.386%, 04/25/2037	547,913	446,971
JP Morgan Mortgage Acquisition Corp. Series 2006 – NC1, 0.426%, 04/25/2036	198,649	155,591
Park Place Securities, Inc. Series 2004 – WWF1, 3.656%, 12/25/2034	1,956	12
		1,025,079
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $4,235,336)		$4,610,743

US GOVERNMENTS – 18.24%
Sovereign – 18.24%
United States Treasury Notes 3.375%, 11/30/2012	$495,000	$526,518
4.250%, 08/15/2014	500,000	563,789
4.500%, 02/15/2016	1,575,000	1,827,491
3.375%, 11/15/2019	1,955,000	2,106,055
TOTAL US GOVERNMENTS (Cost $4,770,386)		$5,023,853

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2010  – (continued)

	Shares	Value
COMMON STOCKS – 0.04%
Commercial Services & Supplies – 0.04%
Quebecor World(d)	140,000	$—
Quad/Graphics, Inc.(a)	208	9,718
		9,718
Semiconductors – 0.00%
MagnaChip Semiconductor(a)(d)	174	—
TOTAL COMMON STOCKS (Cost $10,176)		$9,718

PREFERRED STOCKS – 0.05%
Diversified Financial Services – 0.05%
Ally Financial, Inc. 7.000%(c)	16	$14,680
TOTAL PREFERRED STOCKS (Cost $0)		$14,680

	Principal Amount	Value
ASSET BACKED SECURITIES – 0.92%
Equipment – 0.24%
Airplanes Pass Through Trust
Series A – 9, 0.807%, 03/15/2019	$100,000	$61,000
Series A – 8, 1.132%, 03/15/2019	3,800	3,771
DVI Receivables Corp. Series 03 – 1A3, 0.757%, 03/12/2011(d)	20,259	456
		65,227
Student Loan – 0.68%
SLM Student Loan Trust 0.622%, 03/15/2024	260,000	188,243
TOTAL ASSET BACKED SECURITIES (Cost $284,878)		$253,470
CORPORATE BONDS – 51.11%
Advertising – 0.60%
Interpublic Group of Companies, Inc. 6.250%, 11/15/2014	$155,000	$164,687
Automobile Parts & Equipment – 0.22%
American Axle & Manufacturing, Inc. 5.250%, 02/11/2014	65,000	61,506

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2010  – (continued)

	Principal Amount	Value
Banks & Thrifts – 9.32%
Ally Financial, Inc.
6.875%, 09/15/2011	$75,000	$77,344
7.500%, 12/31/2013	15,000	15,937
6.750%, 12/01/2014	500,000	520,937
8.000%, 12/31/2018	18,000	18,495
Banco Santander Chile 7.375%, 07/18/2012	23,700	25,703
Citigroup, Inc.
6.125%, 11/21/2017	235,000	256,702
6.875%, 03/05/2038	235,000	262,478
Fifth Third Bancorp 8.250%, 03/01/2038	175,000	208,064
JP Morgan Chase & Co. 7.900%, 04/30/2099	260,000	278,624
KeyCorp 6.500%, 05/14/2013	310,000	339,742
M&I Marshall & Ilsley Bank 5.000%, 01/17/2017	175,000	166,762
National City Corp. 4.900%, 01/15/2015	235,000	259,168
The Goldman Sachs Group, Inc. 7.500%, 02/15/2019	115,000	136,822
		2,566,778
Building Materials – 3.00%
Masco Corp. 6.125%, 10/03/2016	305,000	310,069
Mohawk Industries, Inc. 6.875%, 01/15/2016	255,000	265,519
USG Corp. 6.300%, 11/15/2016	290,000	251,575
		827,163
Chemicals – 1.31%
Dow Chemical Co. 8.550%, 05/15/2019	285,000	359,867
Containers & Packaging – 0.81%
Sealed Air Corp. 7.875%, 06/15/2017	205,000	222,093

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2010  – (continued)

	Principal Amount	Value
Diversified Financial Services – 3.97%
Countrywide Financial Corp. 5.800%, 06/07/2012	$455,000	$483,344
Ford Motor Credit Co. LLC 7.250%, 10/25/2011	170,000	178,454
International Lease Finance Corp. 6.625%, 11/15/2013	235,000	235,587
SLM Corp. 5.000%, 10/01/2013	200,000	195,997
		1,093,382
Electric Utilities – 7.80%
Ameren Corp. 8.875%, 05/15/2014	300,000	347,531
Arizona Public Service Co. 8.750%, 03/01/2019	340,000	446,693
Commonwealth Edison Co. 5.900%, 03/15/2036	175,000	195,145
Consumers Energy Co. 6.700%, 09/15/2019	100,000	125,379
FirstEnergy Corp. 7.375%, 11/15/2031	430,000	467,215
Nisource Finance Corp. 5.250%, 09/15/2017	285,000	311,687
Oncor Electric Delivery Co. LLC
6.375%, 01/15/2015	30,000	34,876
7.000%, 09/01/2022	175,000	219,835
		2,148,361
Energy – 1.58%
Valero Energy Corp. 9.375%, 03/15/2019	340,000	434,199
Equipment – 0.15%
Continental Airlines 2007 – 1 Class A Pass Through Trust 2007 – 1, 5.983%, 04/19/2022	39,292	40,569
FDIC Guaranteed – 5.66%
Ally Financial, Inc. 2.200%, 12/19/2012	500,000	516,897
The Goldman Sachs Group, Inc. 3.250%, 06/15/2012	775,000	810,250

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2010  – (continued)

	Principal Amount	Value
Wells Fargo & Co. 3.000%, 12/09/2011	$225,000	$231,753
		1,558,900
Food, Beverage & Tobacco – 2.25%
Altria Group, Inc. 9.700%, 11/10/2018	150,000	203,040
Chiquita Brands International, Inc. 7.500%, 11/01/2014	70,000	70,350
Smithfield Foods, Inc. 7.750%, 07/01/2017	130,000	131,788
Tyson Foods, Inc. 7.350%, 04/01/2016	195,000	215,719
		620,897
Healthcare Products – 0.52%
Boston Scientific Corp. 6.000%, 01/15/2020	135,000	143,983
Healthcare Services – 1.81%
Tenet Healthcare Corp. 7.375%, 02/01/2013	470,000	499,375
Homebuilders – 2.80%
Centex Corp. 6.500%, 05/01/2016	80,000	83,600
Lennar Corp. 5.600%, 05/31/2015	150,000	141,375
Pulte Group, Inc. 5.200%, 02/15/2015	440,000	425,700
Toll Brothers Finance Corp. 5.150%, 05/15/2015	120,000	121,268
		771,943
Insurance – 0.51%
CNA Financial Corp. 7.350%, 11/15/2019	125,000	140,541
Leisure Time – 0.25%
Royal Caribbean Cruises Ltd. 7.000%, 06/15/2013	65,000	68,331

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2010  – (continued)

	Principal Amount	Value
Media – 0.98%
The McGraw Hill Cos, Inc. 5.900%, 11/15/2017	$15,000	$16,944
Viacom, Inc.
6.250%, 04/30/2016	65,000	76,243
6.875%, 04/30/2036	150,000	176,098
		269,285
Oil & Gas – 4.28%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	435,000	474,989
BP Capital Markets PLC 5.250%, 11/07/2013	380,000	413,870
Transocean, Inc. 5.250%, 03/15/2013	275,000	289,222
		1,178,081
Paper & Forest Products – 0.04%
Abitibi – Consolidated Co. of Canada 6.000%, 06/20/2013(b)	80,000	10,200
Pharmaceuticals – 0.37%
Wyeth 5.500%, 02/01/2014	90,000	102,136
Technology, Equipment & Services – 0.57%
Unisys Corp. 12.500%, 01/15/2016	140,000	156,100
Telecommunications – 2.31%
Nextel Communications, Inc. 5.950%, 03/15/2014	60,000	59,700
Sprint Nextel Corp. 6.000%, 12/01/2016	115,000	113,562
Verizon New York, Inc. 6.875%, 04/01/2012	430,000	463,811
		637,073
TOTAL CORPORATE BONDS (Cost $12,278,275)		$14,075,450

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2010  – (continued)

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Expiration: November 2014, Exercise Price: $1.97(d)	870	$—
TOTAL WARRANTS (Cost $8,749)		$—

	Principal Amount	Value
SHORT TERM INVESTMENTS – 8.13%
Commercial Paper – 2.73%
General Electric Commercial Paper 0.103%, 11/08/2010(f)	$750,000	749,834
Government Agency – 3.63%
Freddie Mac Discount Note 0.133%, 11/10/2010(f)	1,000,000	999,822
Repurchase Agreements – 1.77%
State Street Bank and Trust Repurchase Agreement, (Dated 9/30/2010), due 10/1/10, 0.01%, [Collateralized by $455,000 United States Treasury Bill, 4/30/2017, 3.125% (Market Value $498,271] (proceeds $488,678)	488,678	488,678
TOTAL SHORT TERM INVESTMENTS (Cost $2,238,334)		$2,238,334
TOTAL INVESTMENTS (Cost $26,739,032) – 105.63%		$29,091,351
Liabilities in Excess of Other Assets – (5.63)%		(1,550,090)
TOTAL NET ASSETS – 100.00%		$27,541,261

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	In default.
(c)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act or pursuant to another exemption from registration). The market values of these securities total $236,773, which represents 0.86% of total net assets.
(d)	The prices for these securities were derived from estimates of fair market value using methods approved by the Fund's Board of Trustees. These securities represent $456 or 0.00% of the Fund's net assets.
(e)	Security purchased on a delayed delivery or when-issued basis. Rate shown is as of issue date.
(f)	Security pledged as collateral for when-issue purchase commitments outstanding as of September 30, 2010.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES — September 30, 2010

	Brandes Institutional International Equity Fund	Brandes Institutional Global Equity Fund	Brandes Institutional Core Plus Fixed Income Fund
ASSETS
Investments in securities, at value(1)	$785,798,684	$41,007,238	$29,091,351
Receivables:
Fund shares sold	503,353	10,000	64,281
Dividends and interest	4,423,938	101,079	291,073
Tax reclaims	836,366	18,022	—
Due from Advisor	—	—	11,054
Prepaid expenses and other assets	63,792	20,358	9,312
Total Assets	791,626,133	41,156,697	29,467,071
LIABILITIES
Payables:
Securities purchased	—	—	1,854,716
Fund shares redeemed	15,618,394	2,925	2,068
Due to advisor	1,293,174	20,020	—
Dividends payable	—	—	16,594
Rights payable	1,922,533	—	—
Accrued expenses	189,793	55,801	52,432
Total Liabilities	19,023,894	78,746	1,925,810
NET ASSETS	$772,602,239	$41,077,951	$27,541,261
COMPONENTS OF NET ASSETS
Paid-in capital	$894,234,071	$36,934,420	$24,733,060
Undistributed net investment income	15,996,246	660,872	52,133
Accumulated net realized gain (loss) on investments and foreign currency	(48,023,916)	1,704,925	403,749
Net unrealized appreciation (depreciation) on:
Investments	(89,658,768)	1,776,431	2,352,319
Foreign currency	54,606	1,303	—
Total Net Assets	$772,602,239	$41,077,951	$27,541,261
Net asset value, offering price and redemption proceeds per share
Class I Shares
Net Assets	$771,691,264	$40,966,800	$24,843,606
Shares outstanding (unlimited shares authorized without par value)	51,732,555	1,882,487	2,574,068
Offering and redemption price	$14.92	$21.76	$9.65
Class E Shares
Net Assets	$910,975	$111,151	$2,697,655
Shares outstanding (unlimited shares authorized without par value)	61,081	5,116	279,391
Offering and redemption price	$14.91	$21.73	$9.66
(1)Cost of:
Investments in securities	$875,457,452	$39,230,807	$26,739,032

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF OPERATIONS — For the Year Ended September 30, 2010

	Brandes Institutional International Equity Fund	Brandes Institutional Global Equity Fund	Brandes Institutional Core Plus Fixed Income Fund
INVESTMENT INCOME
Income
Dividend income	$26,946,519	$1,236,839	$1,199
Less: foreign taxes withheld	(2,480,310)	(74,264)	—
Interest income	1,188	59	1,665,795
Total income	24,467,397	1,162,634	1,666,994
Expenses
Advisory fees (Note 3)	7,345,012	309,895	89,833
Custody fees	118,979	10,716	8,439
Administration fees (Note 3)	218,040	11,611	7,716
Insurance expense	95,214	4,114	2,821
Legal fees	26,376	32,374	30,374
Printing fees	57,072	3,500	6,680
Miscellaneous	127,353	7,641	5,810
Registration expense	49,959	38,188	39,000
Trustee fees	66,301	57,683	59,619
Transfer agent fees	71,907	35,485	31,054
Shareholder Service Fees — Class E	213	—	5,662
Shareholder Service Fees — Class I	—	220	3,847
Accounting fees	102,969	13,058	17,303
Auditing fees	30,847	20,688	17,581
Organizational costs	—	531	—
Total expenses	8,310,242	545,704	325,739
Less reimbursement / waiver	—	(158,122)	(192,839)
Total expenses net of reimbursement / waiver	8,310,242	387,582	132,900
Net investment income	16,157,155	775,052	1,534,094
REALIZED AND UNREALZIED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(47,492,527)	2,595,495	348,884
Foreign currency transactions	(160,909)	(804)	—
Net realized gain (loss)	(47,653,436)	2,594,691	348,884
Net change in unrealized appreciation (depreciation) on:
Investments	34,875,688	(1,818,634)	1,431,600
Foreign currency transactions	(20,377)	(77)	—
Net unrealized appreciation (depreciation)	34,855,311	(1,818,711)	1,431,600
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(12,798,125)	775,980	1,780,484
Net increase in net assets resulting from operations	$3,359,030	$1,551,032	$3,314,578

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes Institutional International Equity Fund		Brandes Institutional Global Equity Fund		Brandes Institutional Core Plus Fixed Income Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Period Ended September 30, 2009*	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$16,157,155	$13,950,602	$775,052	$649,260	$1,534,094	$797,162
Net realized gain (loss) on:
Investments	(47,492,527)	(32,446,134)	2,595,495	(890,570)	348,884	(54,092)
Foreign currency transactions	(160,909)	306,630	(804)	2,696	—	—
Net unrealized appreciation (depreciation) on:
Investments	34,875,688	38,311,938	(1,818,634)	3,595,065	1,431,600	1,558,037
Foreign currency transactions	(20,377)	129,748	(77)	1,380	—	—
Net increase in net assets resulting from operations	3,359,030	20,252,784	1,551,032	3,357,831	3,314,578	2,301,107
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class E	(2,220)	(2,925)	(1,959)	(425)	(117,303)	(15,310)
Class I	(12,352,169)	(19,631,808)	(665,678)	(118,031)	(1,253,986)	(752,035)
From net realized gains
Class E	—	(7,345)	—	—	—	—
Class I	—	(49,295,880)	—	—	—	—
Decrease in net assets from distributions	(12,354,389)	(68,937,958)	(667,637)	(118,456)	(1,371,289)	(767,345)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	286,051,562	335,109,287	5,791,248	35,100,302	5,290,168	18,927,189
Net asset value of share issued on reinvestment of distributions	11,766,419	66,479,420	658,462	118,456	1,219,355	750,722
Cost of shares redeemed	(383,317,760)	(250,166,063)	(3,781,630)	(931,657)	(5,751,698)	(1,091,244)
Net increase (decrease) in net assets from capital share transactions	(85,499,779)	151,422,644	2,668,080	34,287,101	757,825	18,586,667
Total Increase (Decrease) in net assets	(94,495,138)	102,737,470	3,551,475	37,526,476	2,701,114	20,120,429
NET ASSETS
Beginning of the Period	867,097,377	764,359,907	37,526,476	—	24,840,147	4,719,718
End of the Period	$772,602,239	$867,097,377	$41,077,951	$37,526,476	$27,541,261	$24,840,147
Undistributed net investment income	$15,996,246	$12,354,389	$660,872	$554,261	$52,133	$8,454

*	Commenced operations on October 6, 2008.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain/(loss) on investments	Net increase from payments by affiliates	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Institutional International Equity Fund
Class I
9/30/2010	$15.24	0.32	(6)	(0.38)	—	(0.06)	(0.26)	—
9/30/2009	$17.43	0.26		(0.80)	—	(0.54)	(0.47)	(1.18)
9/30/2008	$26.51	0.61		(5.95)	—	(5.34)	(0.45)	(3.29)
9/30/2007	$24.73	0.40		3.98	—	4.38	(0.32)	(2.28)
9/30/2006	$22.28	0.33		3.83	—	4.16	(0.28)	(1.43)
Class E
9/30/2010	$15.24	0.36		(0.40)	—	(0.07)	(0.26)	—
10/6/2008(3) – 9/30/2009	$16.03	0.32		0.54	—	0.86	(0.47)	(1.18)
Brandes Institutional Global Equity Fund
Class I
9/30/2010	$21.24	0.42	(6)	0.48	—	0.90	(0.38)	—
9/30/2009	$20.00	0.39		0.94	—	1.33	(0.09)	—
Class E
9/30/2010	$21.25	0.37	(6)	0.50	—	0.87	(0.39)	—
10/6/08(3) – 9/30/09	$20.00	0.40		0.94	—	1.34	(0.09)	—
Brandes Institutional Core Plus Fixed Income Fund
Class I
9/30/2010	$8.95	0.56	(6)	0.64	—	1.20	(0.50)	—
9/30/2009	$8.69	0.49		0.25	—	0.74	(0.48)	—
12/28/2007(3) – 9/30/2008	$10.00	0.44		(1.33)	0.02	(0.87)	(0.44)	—
Class E
9/30/2010	$8.96	0.51	(6)	0.67	—	1.18	(0.48)	—
9/30/2009	$8.70	0.47		0.25	—	0.72	(0.46)	—
5/28/2008(3) – 9/30/2008	$9.99	0.24		(1.31)	0.02	(1.05)	(0.24)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	The Fund’s total return includes a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund’s investment guidelines. The return for the Core Fund, Class I and E shares would have been (9.21)% and (10.82)%, respectively. See Note 2 M in the Notes to Financial Statements.
(6)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

FINANCIAL HIGHLIGHTS – (Continued)
For a capital share outstanding for the period ended:

	Net asset value, end of period	Total return		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimbursements) to average net assets		Ratio of net investment income (prior to reimbursements) to average net assets		Portfolio turnover rate
Brandes Institutional International Equity Fund
Class I
9/30/2010	$14.92	(0.37)%		$771.7	1.13%		2.20%		1.13%		2.20%		27.59%
9/30/2009	$15.24	(0.88)%		$867.0	1.16%		2.14%		1.16%		2.14%		19.88%
9/30/2008	$17.43	(23.42)%		$764.4	1.13%		2.76%		1.13%		2.76%		26.40%
9/30/2007	$26.51	18.65%		$1,067.4	1.12%		1.61%		1.12%		1.61%		29.06%
9/30/2006	$24.73	19.79%		$846.3	1.12%		1.48%		1.12%		1.48%		29.91%
Class E(4)
9/30/2010	$14.91	(0.44)%		$0.9	1.19%		2.36%		1.19%		2.36%		27.59%
9/30/2009	$15.24	7.78	%(1)	$0.1	1.16	%(2)	2.21	%(2)	1.16	%(2)	2.21	%(2)	19.88	%(1)
Brandes Institutional Global Equity Fund
Class I (4)
9/30/2010	$21.76	4.28%		$41.0	1.00%		2.00%		1.41%		1.59%		16.87%
9/30/2009	$21.24	6.72	%(1)	$37.4	1.00	%(2)	2.46	%(2)	1.80	%(2)	1.66	%(2)	4.06	%(1)
Class E (4)
9/30/2010	$21.73	4.08%		$0.1	1.20%		1.78%		1.41%		1.57%		16.87%
3/31/09 (Unaudited)	$21.25	6.77	%(1)	$0.1	1.20	%(2)	2.30	%(2)	1.83	%(2)	1.67	%(2)	4.06	%(1)
Brandes Institutional Core Plus Fixed Income Fund
Class I
9/30/2010	$9.65	13.73%		$24.8	0.50%		6.00%		1.25%		5.25%		150.89%
9/30/2009	$8.95	9.07%		$23.9	0.50%		5.97%		2.20%		4.27%		22.06%
12/28/2007 (4) – 9/30/2008	$8.69	(9.00	)%(1)(5)	$4.7	0.50	%(2)	6.04	%(2)	7.93	%(2)	(1.39	)%(2)	404.25	%(1)
Class E
9/30/2010	$9.66	13.47%		$2.7	0.70%		5.81%		1.48%		5.03%		150.89%
9/30/2009	$8.96	8.86%		$1.0	0.70%		5.95%		1.84%		4.81%		22.06%
5/28/2008(4) – 9/30/2008	$8.70	(10.62	)%(1)(5)	$0.0	0.70	%(2)	8.54	%(2)	7.19	%(2)	2.05	%(2)	404.25	%(1)

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Brandes Institutional International Equity Fund (the “International Fund”), the Brandes Institutional Global Equity Fund (the “Global Fund”) and the Brandes Institutional Core Plus Fixed Income Fund (the “Core Plus Fund'') (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The International Fund, Global Fund and Core Plus Fund began operations on January 2, 1997, October 6, 2008 and December 28, 2007, respectively and have two classes of shares: Class I and Class E. As noted in the Funds’ Prospectus, Class I shares are for institutional investors, and Class E shares pay service fees of up to 0.25% of the Funds’ average net assets attributable to Class E shares to intermediaries providing non-distribution services to their clients who own shares of the Funds. The International Fund and Global Fund invest their assets primarily in equity securities with market capitalizations greater than $1 billion. The International Fund invests its assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Funds seek to achieve long-term capital appreciation. The Core Plus Fund invests its assets primarily in a diversified portfolio of debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Funds are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value as provided by an independent pricing service on the day of valuation until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Other short-term investments are valued at cost, which when combined with accrued interest approximates market value.

The Funds have adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Funds calculate their own share prices. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by a Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

The Funds use a third party fair valuation service to adjust the prices of foreign securities held by each Fund that are traded on foreign exchanges in order to reflect the price impacts of events occurring after the close of such foreign exchanges that may affect the values of such securities. As of September 30, 2010, the International Equity Fund, Global Equity Fund and Core Plus Fund had securities with market values of $711,292,937, $20,699,297 and $0, that represents 92.06%, 50.39% and 0.00% of each Fund’s net assets, respectively, that were fair valued using this third party valuation service.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in currency exchange rates from the fluctuations arising as a result of changes in the market prices of investments during the period.

The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

B.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

C.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
D.	Forward Foreign Currency Exchange Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the changes in market values are recorded by the relevant Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if a counterparty is unable to meet the terms of its contract or if the value of the currency changes unfavorably.
E.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

F.	Federal Income Taxes. Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.
G.	Concentration of Risk. As of September 30, 2010, the International and Global Funds held a significant portion of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International and Global Funds’ net assets. It is the Trust’s policy to monitor these off-balance sheet risks.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

H.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
I.	Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of September 30, 2010, the Funds did not have any securities on loan.
J.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2010, the International Fund decreased undistributed net investment income by $160,909, increased accumulated net realized loss by $32,075,664 and decreased paid in capital by $31,914,755, the Global Fund decreased its undistributed net investment income by $804, and increased its accumulated net realized loss by $804, and the Core Plus Fund’s undistributed net investment income was decreased by $119,126, and accumulated net realized gain was increased by $119,126, due to certain permanent book and tax differences. The permanent book and tax differences relate to a reclassification of foreign currency gain/loss.
K.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.
L.	Accounting for Uncertainty in Income Taxes. The Trust has reviewed the open tax years 2007 to 2010 and concluded that there is no impact on the Funds’ net assets or results of operations and no tax liability resulting from uncertain income tax positions taken or expected to be taken on a tax return as of September 30, 2010.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

M.	Payment by Affiliate. Subsequent to the fiscal year ended September 30, 2008, the Fund’s investment advisor, Brandes Investment Partners, L.P., voluntarily reimbursed the Core Plus Fund $8,946 relating to the Fund’s purchase of a security of an affiliate of the Distributor. This reimbursement has been classified on the Financial Highlights as “Net increase from payments by affiliates”.
N.	Fair Value Measurements. The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the values of each Fund’s investments. These inputs are summarized in the following three broad categories:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current or little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy noted above. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on the Fund’s financial statement disclosures.

The following is a summary of the inputs used, as of September 30, 2010, involving the Funds' assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Equities	$76,631,053	$704,685,863	$—	$781,316,916
Repurchase Agreements	—	4,481,768	—	4,481,768
Total Investments	$76,631,053	$709,167,631	$—	$785,798,684
Global Fund
Equities	$19,201,759	$20,699,296	$—	$39,901,055
Repurchase Agreements	—	1,106,183	—	1,106,183
Total Investments	$19,201,759	$21,805,479	$—	$41,007,238
Core Plus Fund
Equities	$24,398	$—	$—	$24,398
Asset Backed Securities	—	253,014	456	253,470
Corporate Bonds	—	14,075,450	—	14,075,450
Government Securities	—	7,888,956	—	7,888,956
Mortgage Backed Securities	—	4,610,743	—	4,610,743
Short Term Investments	—	2,238,334	—	2,238,334
Total Investments	$24,398	$29,066,497	$456	$29,091,351

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

Below is a reconciliation that details the activity of securities in Level 3 in the Core Plus Fund during the period from the adoption of the pronouncement on October 1, 2009 to September 30, 2010:

Beginning Balance – October 1, 2009	$748
Net purchases/(sales)	9,394
Transfers in/(out) of level 3	—
Total realized and unrealized gains/(losses)	(11,540)
Accrued accretion/(amortization)	1,854
Ending Balance – September 30, 2010	$456

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00%, 0.80% and 0.35% based upon the average daily net assets of the International Fund, the Global Fund and the Core Plus Fund, respectively. For the period ended September 30, 2010, the International Fund, the Global Fund and the Core Plus Fund incurred $7,345,012, $309,895 and $89,833 in advisory fees, respectively.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s Class I and Class E annual operating expenses, including repayment of previous waivers, to the following percentages of the Funds’ average daily net assets attributable to the specific classes through January 30, 2011: Global Fund – 1.00% and 1.20%, respectively; International Fund – 1.20% and 1.40%, respectively; and Core Plus Fund – 0.50% and 0.70%, respectively (the “Expense Cap Agreement”). Any reimbursements or fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver occurred. For the year ended September 30, 2010, the Advisor did not waive any expenses for the International Fund, and waived expenses of $158,122 for the Global Fund and $192,839 for the Core Fund.

Fund	Recovery Expiring September 30, 2011	Recovery Expiring September 30, 2012	Recovery Expiring September 30, 2013
International Fund	N/A	N/A	N/A
Global Fund	N/A	$209,781	$158,122
Core Plus Fund	$265,837	225,766	192,839

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

For the year ended September 30, 2010, the Advisor did not recoup any fees previously waived or reimbursed.

B.	Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.03% for the first $1 billion of the Trust’s average daily net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. For the year ended September 30, 2010, the International Fund, Global Fund and Core Plus Fund incurred $218,040 and $11,611 and $7,716 in such fees, respectively.
C.	Distribution and Servicing Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. All of the Funds’ distribution fees are paid by the Advisor.

Class I of the Global and Core Funds and Class E of the Funds are permitted to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals with a written contract as shareholder servicing agent of the Funds, an annual fee for non-distribution sub-transfer agent and/or sub-accounting services up to 0.05% and 0.25% of Class I and Class E annual net assets, respectively (the “Shareholder Service Fee”). For the period ended September 30, 2010, the effective rate paid by the Funds was the following:

Fund	Class I	Class E
International Fund	N/A	0.00%
Global Fund	0.00%	0.00%
Core Plus Fund	0.02%	0.25%

Certain officers and Trustees of the Trust are also officers of the Advisor.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, were as follows for the year ended September 30, 2010:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$—	$—	$200,994,093	$265,099,039
Global Fund	$—	$—	$9,173,428	$6,366,226
Core Plus Fund	$22,116,017	$23,234,295	$18,306,074	$14,164,319

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund				Core Plus Fund
	Year Ended 9/30/10		Year Ended 9/30/09		Year Ended 9/30/10		Commencement of operations thru 9/30/09		Year Ended 9/30/10		Year Ended 9/30/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class I	19,999	$285,210	26,990	$335,009	272	$5,791	1,805	$35,000	370	$3,426	2,169	$18,011
Class E	59	841	6	100	—	—	5	100	204	1,865	108	916
Issued on reinvestment of distributions
Class I	793	11,765	5,395	66,469	31	657	7	119	119	1,105	87	735
Class E	—	2	1	10	—	2	—	—	12	115	2	15
Shares redeemed
Class I	(25,936)	(383,239)	(19,367)	(250,166)	(182)	(3,782)	(50)	(932)	(583)	(5,338)	(129)	(1,058)
Class E	(6)	(79)	—	—	—	—	—	—	(44)	(415)	(4)	(32)
Net increase / (decrease) resulting from Fund share transactions	(5,091)	$(85,500)	13,025	$151,422	121	$2,668	1,767	$34,287	78	$758	2,233	$18,587

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2010, the components of distributable earnings on a tax basis were as follows:

	International Fund	Global Fund	Core Plus Fund
Cost of investments for tax purposes	$882,657,172	$39,227,511	$26,740,044
Gross tax unrealized appreciation	$84,909,296	$4,671,528	$2,767,547
Gross tax unrealized depreciation	(181,767,784)	(2,891,801)	(416,241)
Net tax unrealized appreciation (depreciation) on investments and foreign currency	(96,858,488)	1,779,727	2,351,306
Distributable ordinary income	17,193,879	689,238	456,895
Distributable long-term capital gains	—	1,704,925	—
Total distributable earnings	17,193,879	2,394,163	456,895
Other accumulated gains/(losses)	(41,967,222)	(30,359)	—
Total accumulated earnings	$(121,631,831)	$4,143,531	$2,808,201

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes.

The tax composition of dividends for the periods ended September 30, 2010 for the Funds, were as follows:

	Ordinary Income Total	Long Term Capital Gains Total
International Fund	$12,354,389	$—
Global Fund	$667,637	$—
Core Plus Fund	$1,371,289	$—

Pursuant to Internal Revenue Code Section 852(b)(3), the International Fund designated the amount necessary to reduce the earnings and profits related to net capital gains to zero for the tax year ended September 30, 2010.

At September 30, 2010, the International Fund, Global Fund and Core Plus Fund had net realized losses on investment and foreign currencies between November 1, 2009 and September 30, 2010, of $9,575,672, $687 and $0, respectively, which are deferred for tax purposes and recognized on October 1, 2010.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

As of September 30, 2010 the Funds had capital losses expiring as indicated below:

Fund	2017	2018
International Fund	$1,825,888	$30,620,268
Global Fund	—	—
Core Plus Fund	—	—

NOTE 7 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Brandes Investment Trust and
Shareholders of
Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

We have audited the accompanying statements of assets and liabilities of the Brandes Institutional International Equity Fund, Brandes Institutional Global Equity Fund and Brandes Institutional Core Plus Fixed Income Fund, each a series of Brandes Investment Trust (the “Trust”), including the schedules of investments, as of September 30, 2010, and the related statements of operations for the year then ended, and with respect to the Brandes Institutional International Equity Fund, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and with respect to the Brandes Institutional Global Equity Fund, the statements of changes in net assets and the financial highlights for the year then ended and for the period October 6, 2008 to September 30, 2009, and with respect to the Brandes Institutional Core Plus Fixed Income Fund, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 28, 2007 to September 30, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brandes Institutional International Equity Fund, Brandes

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

Report of Independent Registered Public Accounting Firm  – (continued)

Institutional Global Equity Fund and Brandes Institutional Core Plus Fixed Income Fund as of September 30, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November   , 2010

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

ADDITIONAL INFORMATION – (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

The percentage of dividend income distributed for the year ended September 30, 2010, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100% for the International Equity and Global Equity Funds and 0.07% for the Core Plus Fund. 0.06%, 94.20% and 0.07% of the dividends paid by the International Equity Fund, Global Equity Fund and Core Plus Fund, respectively qualify for the corporate dividends received deduction.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

ADDITIONAL INFORMATION – (Unaudited)  – (continued)

For the year ended September 30, 2009, the International Equity and Global Equity Funds earned foreign source income and paid foreign taxes, as noted below, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code, with the exception of the foreign taxes paid to New Zealand. The New Zealand foreign taxes paid by the Fund do not qualify to be passed through to the Fund’s shareholders.

	Global Equity Fund		International Equity Fund
	Gross Foreign Income	Foreign Tax Paid	Gross Foreign Income	Foreign Tax Paid
Brazil	$3,373	$804	$3,261,260	$461,873
Cayman Islands	—	—	47,643	—
Finland	19,602	2,940	523,817	78,573
France	149,109	22,279	2,830,140	422,835
Germany	68,974	—	2,106,083	30,248
Ireland	—	—	15,881	—
Italy	128,147	17,332	2,586,226	369,708
Japan	174,060	12,184	5,641,155	394,881
Mexico	18,704	192	504,682	6,708
Netherlands	52,330	7,849	1,597,661	239,649
New Zealand	—	—	236,867	35,530
Portugal	19,558	2,934	794,604	79,352
South Korea	—	—	389,942	73,456
Spain	30,053	4,508	972,061	145,809
Sweden	13,885	2,083	375,599	56,340
Switzerland	13,778	1,159	793,198	85,349
United Kingdom	83,446	—	4,130,399	—
	$775,019	$74,264	$26,807,219	$2,480,310

For the year ended September 30, 2010, 0.01% of the ordinary distributions paid by the International Equity Fund, 0.52% of the ordinary distributions paid by the Global Equity Fund, and 82.52% of the orginary distributions paid by the Core Plus Fund qualifies as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c). For the year ended September 30, 2010, 0% of the ordinary distributions paid by the International Equity Fund, Global Equity Fund and Core Plus Fund are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

TRUSTEE AND OFFICER INFORMATION – (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
DeWitt F. Bowman, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 80)	Trustee	Since February 1995	Retired.	4	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; RREEF America III REIT.
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 69)	Trustee	Since June 2004	Independent Consultant, IXIS Asset Management, North America, since 2004.	4	None
Karin B. Bonding, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 71)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. from 1996 to 2006.	4	Director of The Endowment Fund and the Salient Partners Absolute Return Fund.
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 53)	Trustee	Since April 2008	Director, Investment Management of Russell Investment Group from 2000 to 2005.	4	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 58)	Trustee	Since April 2008	Chief Financial Officer of National Retirement Partners from 2005 to 2007.	4	Hotchkis and Wiley Mutual Funds.

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund
Brandes Institutional Core Plus Fixed Income Fund

TRUSTEE AND OFFICER INFORMATION – (Unaudited)  – (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 54)	Trustee and President	Since June 2000	Director, Mutual Fund Services of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	4	Brandes Investment Funds PLC
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 49)	Trustee	Since July 2006	Executive Director of the Advisor	4	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 39)	Secretary	Since June 2003	Associate General Counsel to the Advisor since January 2005; Counsel to the Advisor from July 2000 to January 2005.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 53)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
George Stevens 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 59)	Chief Compliance Officer	Since January 2010	Vice President, Citi Fund Services, September 1996 to March 2008; Director, Beacon Hill Fund Services, Inc., March 2008 to present.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Institutional International Equity Fund, the Brandes Institutional Global Equity Fund, and the Brandes Institutional Core Plus Fixed Income Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of such code of ethics by mail when they call the registrant at 1-800-331-2979.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  DeWitt Bowman is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refers to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refers to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit services, audit-related services, tax services and other services by the principal accountant.

	FYE 9/30/2010	FYE 9/30/2009
Audit Fees	$69,250	$81,800
Audit-Related Fees	None	None
Tax Fees	$12,900	$15,500
All Other Fees	None	None

The registrant’s audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser for the last two years.

Non-Audit Related Fees	FYE 9/30/2010	FYE 9/30/2009
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
No changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the registrant’s Form N-CSR filed January 7, 2005.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Brandes Investment Trust

By (Signature and Title)*       /s/ Debra McGinty-Poteet
           Debra McGinty-Poteet, President

Date  12/8/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Debra McGinty-Poteet
           Debra McGinty-Poteet, President

Date  12/8/2010

By (Signature and Title)*       /s/ Gary Iwamura
           Gary Iwamura, Treasurer

Date  12/8/2010

* Print the name and title of each signing officer under his or her signature.